UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

FEI COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of FEI Company (“FEI”) by Thermo Fisher Scientific Inc. (“Parent”) and Polpis Merger Sub Co., a wholly-owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated May 26, 2016 by and among the FEI, Parent and Merger Sub:

(i)	Customer Communication;

(ii)	Employee Communication;

(iii)	Employee Presentation; and

(iv)	Supplier Communication.

Each item listed above was first used or made available on May 27, 2016.

Customer Communication:

27 May 2016

Dear Valued Customer,

As you may have seen, today we announced that FEI has agreed to be acquired by Thermo Fisher Scientific. Attached is a copy of the press release we issued regarding today’s announcement. I wanted to take this opportunity to share the news with you directly.

Thermo Fisher Scientific is a leader in providing innovative technologies that empower science, research and industry, with revenues of $17 billion and approximately 50,000 employees in 50 countries. FEI’s business remains very strong. Joining Thermo Fisher will allow us to continue our investments in research, development and operations, advancing our efforts to deliver solutions that accelerate your meaningful discoveries.

We are confident the transaction will enable us to offer even more of the high-quality solutions and services that you depend on. We are thankful for your continued support of FEI and are excited for the enhanced capabilities we will be able to provide our customers as a result of this combination.

The transaction is expected to close by early 2017, subject to shareholder and regulatory approvals, among other closing conditions. We are committed to keeping you updated on material developments and look forward to demonstrating what FEI and Thermo Fisher Scientific can deliver as a combined company.

Please feel free to contact us with any questions you may have. We will do our best to address them.

Thank you for your continued support of FEI.

Best regards,

/s/ Don R. Kania

Don R. Kania

President and Chief Executive Officer

5350 NE Dawson Creek Drive Hillsboro, Oregon 97124 USA Tel +1 503 726 7500 Fax +1 503 726 7509 fei.com	Explore. Discover. Resolve.

Additional Information and Where to Find It

In connection with the transaction, FEI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of FEI’s website (http://investor.fei.com).

Participants in the Solicitation

FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI’s stockholders with respect to the merger. Information about FEI’s directors and executive officers and their ownership of FEI’s common stock is set forth in the proxy statement for FEI’s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI’s directors and executive officers in the merger, which may be different than those of FEI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

Forward-Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed FEI transaction may not materialize as expected; the FEI transaction not being timely completed, if completed at all; prior to the completion of the transaction, FEI’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings,” and in other documents Thermo Fisher files with the SEC, and in FEI’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of FEI’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents FEI files with the SEC. While Thermo Fisher or FEI may elect to update forward-looking statements at some point in the future, Thermo Fisher and FEI specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or FEI’s views as of any date subsequent to today.

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Employee Communication:

Dear Colleagues,

Moments ago, we announced that FEI has entered into an agreement to be acquired by Thermo Fisher Scientific for $107.50 per share, valuing FEI at $4.2 billion. Many of you are likely familiar with Thermo Fisher, a global leader in serving a broad base of life sciences, diagnostics and industrial customers. This combination is exciting news for all of us here at FEI and is recognition of our success in innovating solutions that deliver value to our customers and the great brand we have built. All of this is a result of the hard work of the FEI team.

I look forward to talking with you in more detail about this exciting development and explaining what it means for you and the future of our company. In the meantime, let me provide some additional thoughts on why this is the right move in the evolution of our company. Being a strategic asset in a larger company will bolster our already leading position in the market, providing better access to scientific and industrial customers, emerging markets and the complementary technologies already in the Thermo Fisher portfolio. Our companies share similar values, including a strong commitment to innovation, services excellence and enabling our customers to create a better world. We have worked hard to be in a position of strength that allows for flexibility, and after thoroughly reviewing all of our options, we determined that joining an industry leader like Thermo Fisher will unlock more doors for FEI than we could do alone.

Today marks a significant milestone for FEI. However, we must still obtain the necessary approvals before the transaction is completed. The transaction is expected to close by early 2017. In the meantime, FEI remains an independent public company that needs to continue to execute its tactical and strategic plans.

We understand you may have questions about this news and we will communicate with the entire team over the coming months as we work through the required regulatory and shareholder approval processes. We will also begin planning how best to integrate our business with Thermo Fisher’s Analytical Instruments business. In the interim, I would ask each of you to stay focused on your responsibilities and continue providing the industry leading support that our customers and partners have come to expect from us.

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Attached is a copy of the press release we issued jointly regarding today’s announcement. Should you have any questions, we have set up a page on Scope to communicate information and you can submit questions to Questions@fei.com. If you receive any media inquiries regarding today’s announcement, please refer them to Jason Willey (jason.willey@fei.com), Sr. Director Investor Relations.

As always, thank you for your continued commitment to our success.

Don Kania

Additional Information and Where to Find It

In connection with the transaction, FEI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of FEI’s website (http://investor.fei.com).

Participants in the Solicitation

FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI’s stockholders with respect to the merger. Information about FEI’s directors and executive officers and their ownership of FEI’s common stock is set forth in the proxy statement for FEI’s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI’s directors and executive officers in the merger, which may be different than those of FEI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

Forward-Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed FEI transaction may not materialize as expected; the FEI transaction not being timely completed, if completed at all; prior to the completion of the transaction, FEI’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain

2

relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward looking statements are set forth in Thermo Fisher’s Annual Report on Form 10 K for the year ended December 31, 2015, and its subsequent Quarterly Reports on Form 10 Q, including its Quarterly Report on Form 10 Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings,” and in other documents Thermo Fisher files with the SEC, and in FEI’s Annual Report on Form 10 K for the year ended December 31, 2015, and its subsequent Quarterly Reports on Form 10 Q, including its Quarterly Report on Form 10 Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of FEI’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents FEI files with the SEC. While Thermo Fisher or FEI may elect to update forward looking statements at some point in the future, Thermo Fisher and FEI specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward looking statements as representing either Thermo Fisher’s or FEI’s views as of any date subsequent to today.

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Marc N. Casper

President and Chief Executive Officer

Dear FEI Colleagues,

On behalf of our entire team, I look forward to welcoming you to Thermo Fisher Scientific. We are extremely excited about our agreement to acquire FEI because, together, we can offer highly complementary technologies to better serve our customers and help them push the boundaries of science.

As you may know, Thermo Fisher is the world leader in serving science, with annual revenues of $17 billion and more than 50,000 colleagues in 50 countries. We are very proud of our mission, which is to enable our customers to make the world healthier, cleaner and safer. We fulfill this mission by helping our customers develop new cancer diagnostics and treatments, monitor the water we drink and the air we breathe, and ensure that our food supplies are safe. These are just a few examples of why we’re inspired to come to work every day.

FEI is a great fit with Thermo Fisher’s Analytical Instruments Group. FEI’s offering complements our leading capabilities in life sciences and creates new opportunities for us in materials science and semiconductor applications. With FEI’s premier electron microscopy offering and our leading mass spectrometry portfolio all in one company, we will significantly increase our combined presence in the structural biology market and create greater value for these customers. Given our global and commercial scale in life sciences, we’ll be able to introduce FEI’s products to our existing customers, particularly in biopharma. FEI also expands our presence in materials science, including your exciting new nanotechnologies that are critical to the development and manufacture of increasingly smaller devices, such as semiconductors.

We have tremendous respect for the FEI team, and we share your commitment to technology innovation and intense focus on our customers. In our company, we live by our 4i Values of Integrity, Intensity, Innovation and Involvement, and we believe FEI employees will identify with these values as well. And importantly, our employees benefit by being part of a world leading company that continues to grow, which offers many opportunities for career development and advancement.

I hope you are as excited about this combination as we are. Together, we will play an even bigger role in enabling our customers in both science and industry to accelerate discovery, solve complex challenges and make a real difference in the world.

Sincerely,

/s/ Marc N. Casper

81 Wyman Street	Waltham, MA	02451	Ph. 781-622-1000	www.thermofisher.com

Additional Information and Where to Find It

In connection with the transaction, FEI Company (“FEI”) intends to file relevant materials with the Securities and

Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of FEI’s website (http://investor.fei.com).

Participants in the Solicitation

FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher Scientific Inc. (“Thermo Fisher”) and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI’s stockholders with respect to the merger. Information about FEI’s directors and executive officers and their ownership of FEI’s common stock is set forth in the proxy statement for FEI’s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI’s directors and executive officers in the merger, which may be different than those of FEI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

81 Wyman Street	Waltham, MA	02451	Ph. 781-622-1000	www.thermofisher.com

Employee Presentation: Employee Meeting May 2016

What was announced today? FEI’s Board of Directors agreed that FEI be acquired by Thermo Fisher Scientific $107.50 per share for total valuation of $4.2 billion Expected to close by early 2017, subject to approvals FEI will join their Analytical Instruments Segment One successful company saw an opportunity to add another to its family Explore. Discover. Resolve. Confidential—FEI 2016 2

Who is Thermo Fisher? We Are The World Leader in Serving Science Thermo Fisher SCIENTIFIC Thermo SCIENTIFIC Applied biosystems invitrogen Fisher Scientific Unity Lab Services Global Scale >50,000 employees in 50 countries $17 billion in annual revenue Upparalleled commercial reach Unmatched Depth Leading innovative technologies Deep applications expertise Premier laboratory partner Our mission: We enable our customers to make the world healthier, cleaner and safer 2 Proprietary &Confidential Thermo Fisher SCIENTIFIC Confidential – FEI 2016 Explore. Discover. Resolve. 3

Who is Thermo Fisher? Industry-leading Capabilities to Meet Customer Needs Industry-leading technologies to solve a board range of complex analytical challenges Analytical Instruments 18% Life Science Solutions 25% Laboratory Products and Services 38% Specialty Diagnostics 19% Leading positions in attractive niche diagnostic segments Unmatched depth of capabilities for life science research discovery and diagnosis Most extensive offering for the laboratory and leading productivity partner 34 Note: Revenue and segment percentages based on LTM as of Q1 2016. Thermo Fisher SCIENTIFIC Explore. Discover. Resolve. Confidential — FEI 2016 4

Analytical Instruments Scientific & Industrial Customers Confidential - FEI 2016 Analytical instruments: Leading Technologies to Solve Complex Challenges Environmental instruments 8% Chemical Analysis Instruments 28% Businesses Chromatorgraphy and Mass Spectrometry 64% Consumables 9% Services 25% Instruments 66% Products Row 6% Asia-Pacific 35% North America 32% Europe 27% Advanced tools for lab, line and field, with strong emerging market presence Revenue:$3.2B Adjusted Operating Margin: 18.36% 35 NOTE Revenue and Adjusted Operating Margin based on LTM through Q1 2016. Percentages based on revenue before infer-company eliminations. Explore. Discover. Resolve. 5

# Technology Leadership

## Market-Leading Technologies : Mass Spectrometry



Scan

**Revolutionary Performance: Orbitrap Mass Spectrometry**

- Enabling new discoveries in advanced protein identification and characterization
- Unprecedented analytical power and flexibility
- Unmatched mass accuracy, resolution and speed with unique multiplexing workflows for 10X sample throughput
- Expanding from research into applied markets

9 Proprietary & Confidential

ThermoFisher SCIENTIFIC

## Accelerating Innovation in Materials Science and Identification

**Characterize** Structures Composition Properties

**Materials Characterization**



Thermo Scientific Viscotester iQ Air Rheometer

- Air bearing extends measuring range
- Accurate first time results

**FTIR & Raman Microscopy**



Thermo Scientific Raman DXR2xi Microscope

- Polarization
- Automated alignment & calibration
- Time based image acquisition

**Elemental Analysis**

Thermo Scientific ARL EasySpark OES Spectrometer



- IntelliSource digital spark source
- Multi CCD / Grating Spectrograph

11 Proprietary & Confidential

ThermoFisher SCIENTIFIC

Explore. Discover. Resolve.

Confidential - FEI 2016

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FEI

Global Reach into Emerging Markets Industry-leading Presence in Emerging Markets Emerging Markets 19% $17.3B Revenue Developed Markets 81% Latin America (excl. Brazil) >$250M Revenue E. Europe, Middle East, Africa >$550M Revenue China >$1.4B Revenue South Korea >$250M Revenue Brazil >$100M Revenue India >$200M Revenue S.E. Asia >$350M Revenue Total employees: >12,000 LCR* manufacturing revenue: $1.3B Demonstration labs: 26 61 Note: Revenue based on LTM through Q1 2016. *LCR: Low-cost region. Explore. Discover. Resolve. Confidential - FEI 2016 ThermoFisher SCIENTIFIC FEI 7 Explore. Discover. Resolve.

Why is this a good thing? Opportunities for FEI Opportunities for Thermo Fisher Build on adjacent technologies and Complement existing capabilities in markets analytical instruments with the Increase adoption of electron addition of a great brand microscopy for life science and Capitalize on the growing global industrial applications adoption of electron microscopy Leverage industry-leading global scale, especially in emerging regions, to grow Significantly increase presence in FEI s business materials science applications Expand opportunities for employees Add new analytic capabilities in career growth and development as adjacent industrial markets such as part of a large, global corporation Semiconductors Confidential—FEI 2016 8 Explore. Discover. Resolve.

Integrity Honor commitments, communicate Be determined to deliver resu openly and demonstrate the highest with speed, excellence and a ethical standards passion to succeed Innovation Create value by transforming knowledge Make connections to work as and ideas into differentiated products team, embracing unique pers and services for our customers treating others with dignity an Confidential—FEI 2016 9 Explore. Discover. Resolve.

Message from Dan Shine Dan Shine Senior Vice President and President, Analytical Instruments Group Confidential - FEI 2016 10 Explore. Discover. Resolve.

Process from Here We expect to complete the transaction by early 2017; the transaction is subject to the approval of FEI shareholders and the satisfaction of customary closing conditions and applicable regulatory approvals Until then, we remain two separate, US-public companies As we work towards completing the transaction, it is our top priority to make this a smooth transition We all must remain focused on the ongoing FEI business and serving our customers Confidential—FEI 2016 11 Explore. Discover. Resolve.

Future Communications Look for FAQs and updates on SCOPE Submit other questions to questions@fei.com Questions will used to update the FAQ Joint management town-hall meetings coming soon Confidential—FEI 2016 12 Explore. Discover. Resolve.

Additional Information and Where to Find It In connection with the transaction, FEI intends to file relevant materials with the Securities and Exchange Commission (the SEC ), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC s website (http://www.sec.gov) or through the investor relations section of FEI s website (http://investor.fei.com). Participants in the Solicitation FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI s stockholders with respect to the merger. Information about FEI s directors and executive officers and their ownership of FEI s common stock is set forth in the proxy statement for FEI s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher s directors and executive officers is set forth in the proxy statement for Thermo Fisher s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI s directors and executive officers in the merger, which may be different than those of FEI s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC. Confidential—FEI 2016 13 Explore. Discover. Resolve.

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed FEI transaction may not materialize as expected; the FEI transaction not being timely completed, if completed at all; prior to the completion of the transaction, FEI’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2015, and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings,” and in other documents Thermo Fisher files with the SEC, and in FEI’s Annual Report on Form 10-K for the year ended December 31, 2015, and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of FEI’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents FEI files with the SEC. While Thermo Fisher or FEI may elect to update forward-looking statements at some point in the future, Thermo Fisher and FEI specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or FEI’s views as of any date subsequent to today. Confidential—FEI 2016 14 Explore. Discover. Resolve.

Supplier Communication:

27 May 2016

Dear Valued Supplier,

As you may have seen, today we announced that FEI has agreed to be acquired by Thermo Fisher Scientific. Attached is a copy of the press release we issued regarding today’s announcement. I wanted to take this opportunity to share the news with you directly.

Thermo Fisher Scientific is a leader in providing innovative technologies that empower science, research and industry, with revenues of $17 billion and approximately 50,000 employees in 50 countries. FEI’s business remains very strong. Joining Thermo Fisher will allow us to continue our investments in research, development and operations, advancing our efforts to deliver solutions that accelerate our customers’ meaningful discoveries.

We are confident the transaction will enable us to offer even more of the high-quality solutions and services that our customers depend on. We are thankful for your continued support of FEI and are excited for the enhanced capabilities we will be able to provide as a result of this combination.

The transaction is expected to close by early 2017, subject to shareholder and regulatory approvals, among other closing conditions. We are committed to keeping you updated on material developments and look forward to demonstrating what FEI and Thermo Fisher Scientific can deliver as a combined company.

Please feel free to contact us with any questions you may have. We will do our best to address them.

Thank you for your continued support of FEI.

Best regards,

/s/ Don R. Kania

Don R. Kania

President and Chief Executive Officer

5350 NE Dawson Creek Drive Hillsboro, Oregon 97124 USA Tel +1 503 726 7500 Fax +1 503 726 7509 fei.com	Explore. Discover. Resolve.

Additional Information and Where to Find It

In connection with the transaction, FEI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of FEI’s website (http://investor.fei.com).

Participants in the Solicitation

FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI’s stockholders with respect to the merger. Information about FEI’s directors and executive officers and their ownership of FEI’s common stock is set forth in the proxy statement for FEI’s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI’s directors and executive officers in the merger, which may be different than those of FEI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

Forward-Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed FEI transaction may not materialize as expected; the FEI transaction not being timely completed, if completed at all; prior to the completion of the transaction, FEI’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings,” and in other documents Thermo Fisher files with the SEC, and in FEI’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of FEI’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents FEI files with the SEC. While Thermo Fisher or FEI may elect to update forward-looking statements at some point in the future, Thermo Fisher and FEI specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or FEI’s views as of any date subsequent to today.

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